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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2000

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)
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DELAWARE                               33-55860/            13-3692801
                                       333-57357
-------------------------------        ----------------     ----------------------------
(State or other jurisdiction of        (Commission File     (IRS Employer Identification
incorporation or organization)         Number)              Number)
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390 Greenwich Street, New York, New York                    10013
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code (212) 723-9654
                                                  --------------

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Item 1.  Changes in Control of Registrant.

         NOT APPLICABLE.

Item 2.  Acquisition or Disposition of Assets.

         NOT APPLICABLE.

Item 3.  Bankruptcy or Receivership.

         NOT APPLICABLE.

Item 4.  Changes in Registrant's Certifying Accountant.

         NOT APPLICABLE.

Item 5.  Other Events.

         DOCUMENTS INCORPORATED BY REFERENCE.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2000, and for periods ended September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series NASDAQ 2000-15, and shall be deemed to be part hereof and thereof.


Item 6.  Resignations of Registrant's Directors.

         NOT APPLICABLE.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)  NOT APPLICABLE.

         (b)  NOT APPLICABLE.
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         (c)  EXHIBITS.

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Item 601(a) of Regulation S-K Exhibit No. (EX-23)             Description
-------------------------------------------------             -----------

                                                     Consent of KPMG LLP, independent
                                                     certified public accountants of
                                                     Ambac Assurance Corporation and
                                                     subsidiaries in connection with
                                                     TIERS(R) Principal-Protected Asset
                                                     Backed Certificates Trust Series
                                                     NASDAQ 2000-15

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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated December 18, 2000
                                                STRUCTURED PRODUCTS CORP.


                                                By: /s/ Matthew R. Mayers
                                                    ----------------------------
                                                Name:   Matthew R. Mayers
                                                Title:  Authorized Signatory


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EXHIBIT INDEX

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-------------------------------------------------------------------------------------------
Exhibit No.    Description                                                  Paper (P) or
                                                                            Electronic (E)

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
(EX-23)        Consent of KPMG LLP, independent certified public
               accountants of AmbacE Assurance Corporation and
               subsidiaries in connection with TIERS(R)
               Principal-Protected Asset Backed Certificates Trust Series
               NASDAQ 2000-15

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